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                                                                  EXHIBIT 10.23

                         PLEDGE AND SECURITY AGREEMENT

       THIS PLEDGE AND SECURITY AGREEMENT (this "Pledge Agreement") is dated as of September 25, 2009 and made by and between ROAD BAY INVESTMENTS, LLC (the "Pledgor") and ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK (the "Secured Party").

                              W I T N E S S E T H

       WHEREAS, the Secured Party and the Pledgor have entered into an Asset Purchase Agreement dated September 25, 2009 (the "Asset Purchase Agreement"), under which the Secured Party has agreed to sell, and the Pledgor has agreed to purchase from the Secured Party, certain Assets (as defined in the Asset Purchase Agreement) ; and

       WHEREAS, as security for the payment and performance by the Pledgor of its obligations under the Asset Purchase Agreement, the Pledgor has agreed to grant a pledge of and security interest in the Pledgor's right, title, and interest in and to the Assets;

       NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Pledgor and the Secured Party hereby agree as follows:

                                   ARTICLE I

                     GRANT OF PLEDGE AND SECURITY INTEREST

       Section 1.1 Grant of Security Interest. To secure the payment in full when due by the Pledgor to the Secured Party under the Asset Purchase Agreement of all amounts (including fees, charges, and expenses) which accrue and become due thereunder and the timely performance by the Pledgor of each of its other obligations thereunder (collectively, the "Secured Obligations"), the Pledgor hereby pledges and grants to the Secured Party a security interest in all of the Pledgor's right, title, and interest in, to, and under the following (collectively, the "Collateral"): (a) the Assets and all certificates or instruments evidencing the same and all proceeds thereof, all accessions thereto, and substitutions therefor; (b) all interest, distributions, and other proceeds from time to time received, receivable, or otherwise distributed to Pledgor in respect of or in exchange for any or all of the Assets; and (c) all "Proceeds" (as such term is defined in the Uniform Commercial Code as in effect in the State of New York or any other relevant jurisdiction (the "UCC")) of any of the foregoing.

       Section 1.2 Perfection of Security Interest.

       (a) The Pledgor agrees to take all other actions which may be necessary under the laws of the State of New York or may be requested by the Secured Party to protect and perfect the interest of the Secured Party in the Collateral created hereby and to ensure that such interest is senior in rank to the claims of any other creditor of the Pledgor claiming an interest in and to the Collateral, including the filing of UCC-1 financing statements (including any continuation statements with respect to such financing statements when applicable) identifying the Assets and naming the Pledgor as debtor and the Secured Party as secured party. The Pledgor shall deliver to the Secured Party file-stamped copies or other evidence of such filings.

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Notwithstanding the agreements set forth in this Section 1.2, the Pledgor hereby authorizes the Secured Party to take, and appoints the Secured Party as its attorney-in-fact for the purpose of taking, any action necessary under the UCC to perfect, and to maintain the perfection and priority of, the Secured Party's interest in the Collateral, including, without limitation, the filing of any such financing and continuation statements.

       (b) Notwithstanding the agreements set forth in this Section 1.2, Pledgor shall not be required to file or record any mortgage or other security instrument in the event any recordation, transfer, stamp, documentary, or other fees or taxes are or would be levied on Pledgor by reason of the making or recording of any Note (as defined in the Asset Purchase Agreement) or mortgage. All such recordation, transfer, stamp, documentary, or other fees or taxes shall be the sole responsibility of Secured Party.

                                  ARTICLE II

                  REPRESENTATIONS, WARRANTIES, AND COVENANTS

       Section 2.1 Representations, Warranties, and Covenants as to the Pledgor. The Pledgor hereby represents, warrants, and covenants to the Secured
Party:

       (a) Title to Collateral. The Assets and all of the other Collateral in existence on the date hereof are, and all Assets and all of the other Collateral issued subsequent to the date hereof will be, owned by the Pledgor free and clear of any lien or encumbrance. The Pledgor has not (i) filed or consented to the filing with any governmental authority of any financing statement or analogous document under the UCC or any other applicable laws covering any Collateral, (ii) made any assignment to any other person of any interest in the Collateral, or (iii) entered into any security agreement or similar instrument or arrangement covering all or any part of the Collateral with any other person, which financing statement or analogous document, assignment, security agreement, or similar instrument is still in effect.

       (b) Organization. The Pledgor is a limited liability company organized under the laws of the State of Delaware.

       (c) Principal Office. The Pledgor maintains its chief executive office at 3075 Sanders Road, Northbrook, Illinois 60062.

       (d) No Liens. Pledgor is as of the date hereof, and at the time of any delivery of any Collateral to the Secured Party pursuant to Article I of this Pledge Agreement, Pledgor will be, the sole legal and beneficial owner of the Collateral. All Collateral is on the date hereof, and will be, so owned by Pledgor free and clear of any lien except for the lien created by this Pledge Agreement.

       (e) Due Authorization. The execution and delivery to the Secured Party of this Pledge Agreement by the Pledgor, the delivery to the Secured Party of the Assets together with any necessary endorsements, and the consummation of the transactions provided for in this Pledge Agreement have been duly authorized by the Pledgor by all necessary corporate action on its part and this Pledge Agreement constitutes a legal, valid, and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, and except in each case as

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enforcement may be limited by bankruptcy, insolvency, examination, suspension of payments, fraudulent transfer, reorganization, moratorium, and other similar laws of general applicability affecting the enforcement of creditors' rights generally, public policy, and general principles of equity (regardless of whether such proceeding is considered in a proceeding in equity or law).

       (f) No Conflict. The execution and delivery of this Pledge Agreement, the delivery of the Collateral, the consummation of the transactions contemplated hereby, and the fulfillment of the terms hereof will not conflict with or result in the breach of any of the material terms and provisions of, constitute (with or without notice or lapse of time or both) a default under, or result in the creation of any lien upon any property or assets of the Pledgor pursuant to, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Pledgor is a party or by which it or any of its properties is bound.

       (g) No Violation. The execution and delivery of this Pledge Agreement, the delivery of the Collateral, the consummation of the transactions contemplated hereby, and the fulfillment of the terms hereof will not conflict with or violate any organizational or governing documents of the Pledgor or any law, treaty, rule, or regulation, or any judgment, order, or decree, or determination of an arbitrator or governmental authority applicable to or binding upon the Pledgor.

       (h) No Proceedings. There are no actions at law, suits in equity, or proceedings by or before any governmental commission, bureau, or administrative agency pending or, to the best knowledge of the Pledgor, threatened against the Pledgor or any of its assets, that would adversely affect the ability of the Pledgor to perform its obligations under this Pledge Agreement.

       (i) No Authorization Required. Except for such authorizations or approvals as shall have been obtained prior to the date hereof, no authorization or approval of any governmental agency or commission or public or quasi-public body or authority with jurisdiction over the Pledgor or any of its assets is necessary for the due execution and delivery of this Pledge Agreement or for the validity or enforceability hereof.

       Section 2.2 Delivery of Pledged Collateral; Filings.

       Pledgor has delivered, or will deliver, to the Secured Party an appropriate UCC-1 financing statement to be filed with the Secretaries of State of the States of Delaware and Illinois, the States in which the Pledgor is organized and located, respectively, evidencing the lien created by this Pledge Agreement. Pledgor has delivered, or will deliver, to the Secured Party an appropriate mortgage or other security instrument evidencing the lien of this Pledge Agreement on any Assets constituting real property.

       Section 2.3 Distributions; etc. So long as no Event of Default shall have occurred, Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Pledge Agreement, any and all distributions of interest or other funds in respect of the Assets to the extent made in accordance with the provisions of the Asset Purchase Agreement.

       Section 2.4 Transfers and Other Liens. Pledgor shall not (i) sell, convey, assign, or otherwise dispose of, or grant any option or right with respect to, any of the Collateral

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except in connection with the full and complete payment or prepayment of the
Note issued in connection with the acquisition of the Asset or Collateral to be sold, conveyed, assigned or otherwise disposed of or (ii) create or permit to exist any lien or encumbrance upon or with respect to any Collateral, other than the lien and security interest granted to the Secured Party pursuant to this Pledge Agreement.

                                  ARTICLE III

                          EVENTS OF DEFAULT; REMEDIES

       Section 3.1 Events of Default. Each of the following events shall constitute an event of default (each, an "Event of Default") under this Pledge
Agreement: (i) any material breach by the Pledgor of any term, provision, or covenant of the Asset Purchase Agreement; (ii) any material breach by the Pledgor of any term, provision, or covenant of this Pledge Agreement; (iii) the Secured Party ceases to have a security interest in the Collateral; or (iv) the Pledgor becomes subject to bankruptcy, insolvency, reorganization, liquidation, conservation, rehabilitation, or other similar proceedings.

       Section 3.2 Remedies Upon Default.

       (a) Upon the occurrence of an Event of Default, all rights of Pledgor to receive distributions which it would otherwise be authorized to receive and retain pursuant to Section 2.3 hereof shall cease and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to receive and hold as Collateral such distributions.

       (b) All distributions which are received by Pledgor contrary to the provisions of paragraph (a) of this Section 3.2 shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of Pledgor and shall immediately be paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

       (c) If an Event of Default shall have occurred, Secured Party shall have the right, in addition to the other rights and remedies provided for herein or otherwise available to it to be exercised from time to time, (i) to retain and apply the distributions to the Secured Obligations and (ii) to exercise all the rights and remedies of a secured party on default under the UCC in effect in the State of New York at that time, and the Secured Party may also in its sole discretion, without notice except as specified below, sell the Collateral or any part thereof (including, without limitation, any partial interest in the Assets) in one or more parcels at public or private sale, at any exchange, broker's board, or at any of the Secured Party's offices or elsewhere, at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at such sale, to use and apply any of the Secured Obligations owed to it as a credit on account of the purchase price of any Collateral payable by it at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay, and/or appraisal which it now

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has, or may at any time in the future have, under any rule of law or statute now existing or hereafter enacted. Pledgor acknowledges and agrees that five days' notice to Pledgor of the time and place of any public sale or the time after which any private sale or other intended disposition is to take place shall constitute reasonable notification of such matters. No notification need be given to Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. The Secured Party shall not be liable for any incorrect or improper payment made pursuant to this Section in the absence of gross negligence or willful misconduct.

       (d) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities law, the Secured Party may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to persons who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Secured Party than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

       Section 3.3 Application of Proceeds. All distributions held from time to time by the Secured Party and all proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by the Secured Party of its remedies as a secured creditor as provided herein shall be applied, together with any other sums then held by the Secured Party pursuant to this Pledge Agreement, promptly by the Secured Party as follows:

       First, to the payment of all costs and expenses, fees, commissions, and taxes of such sale, collection, or other realization, including, without limitation, compensation to the Secured Party and its agents and counsel, and all expenses, liabilities, and advances made or incurred by the Secured Party in connection therewith, together with interest on each such amount at the highest rate then in effect under the Asset Purchase Agreement from and after the date such amount is due, owing, or unpaid until paid in full;

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       Second, without duplication of amounts applied pursuant to clause First above, to the indefeasible payment in full in cash of the Secured Obligations in accordance with the terms of the Asset Purchase Agreement; and

       Third, the balance, if any, to the persons lawfully entitled thereto (including Pledgor or its successors or assigns).

       Section 3.4 Expenses. Pledgor will upon demand pay to the Secured Party the amount of any and all expenses, including the fees and expenses of its counsel and the fees and expenses of any experts and agents, which the Secured Party may incur in connection with (i) the collection of the Secured Obligations, (ii) the enforcement and administration of this Pledge Agreement,
(iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iv) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (v) the failure by Pledgor to perform or observe any of the provisions hereof. All amounts payable by Pledgor under this Section 3.4 shall be due upon demand and shall be part of the Secured Obligations. Pledgor's obligations under this Section 3.4 shall survive the termination of this Pledge Agreement and the discharge of Pledgor's other obligations hereunder.

                                  ARTICLE IV

                                 MISCELLANEOUS

       Section 4.1 Notices. All demands, notices, instructions, and communications hereunder shall be in writing and shall be deemed to have been duly given when received. All notices or communications under this Pledge Agreement shall be addressed as follows:

          NOTICES TO SECURED PARTY:

          Allstate Life Insurance Company of New York
          100 Motor Parkway, Suite 132
          Hauppauge, Suffolk, NY, 11788-5107
          WITH A COPY TO:
          Allstate Life Insurance Company of New York
          3100 Sanders Road
          Northbrook, Illinois 60062
          Attention: Allstate Financial - Chief Financial Officer

          NOTICES TO PLEDGOR:

          Road Bay Investments, LLC
          3075 Sanders Road, Suite G5C
          Northbrook, IL 60062
          Attention: President

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       Section 4.2 Termination; Release. When a Note issued in connection with the acquisition of an Asset or Collateral has been paid in full, the security interest in such Asset or Collateral created by this Pledge Agreement shall be released. When all the Secured Obligations have been paid in full, this Pledge Agreement shall terminate. Upon partial release or termination of this Pledge Agreement, the Secured Party shall, upon the request and at the sole cost and expense of Pledgor, forthwith assign, transfer, and deliver to Pledgor, against receipt and without recourse to or warranty by the Secured Party, such of the Collateral to be released (in the case of a release) as may be in the possession of the Secured Party and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper instruments (including UCC termination statements on Form UCC-3) acknowledging the termination of this Pledge Agreement or the release of such pledged Collateral, as the case may be.

       Section 4.3 Continuing Security Interest; Assignment. This Pledge Agreement shall create a continuing security interest in the Collateral and shall (i) be binding upon Pledgor, its successors, and assigns and (ii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and each of its successors, transferees, and assigns; no other persons (including, without limitation, any other creditor of Pledgor) shall have any interest herein or any right or benefit with respect hereto.

       Section 4.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Pledge Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Pledge Agreement and shall in no way affect the validity or enforceability of the other provisions of this Pledge Agreement.

       Section 4.5 Further Assurances. The Pledgor agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Secured Party to maintain the perfection and the priority of the Secured Party's interest and to effect more fully the purposes of this Pledge Agreement.

       Section 4.6 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Secured Party, any right, remedy, power, or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers, and privileges provided by law.

       Section 4.7 Amendment. This Pledge Agreement may not be modified, amended, waived, or supplemented except by a writing signed by each of the parties hereto and approved by the New York State Insurance Department.

       Section 4.8 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

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       Section 4.9 GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE LOCAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS PRINCIPLES OF CHOICE OF LAW.

       Section 4.10 Submission to Jurisdiction. Pledgor hereby irrevocably submits to the jurisdiction of the federal and state courts of competent jurisdiction in the State of New York in any suit or proceeding arising out of this Pledge Agreement or the transactions contemplated hereby, agrees to be bound by any judgment rendered by such courts in connection with this Pledge Agreement, and waives any and all objections to jurisdiction that it may have under the laws of New York or any other jurisdiction.

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       IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                             ROAD BAY INVESTMENTS, LLC

                                             By:  -----------------------------
                                                  Name: E. Paul McKernan
                                                  Title: Authorized Signatory

                                             By:  -----------------------------
                                                  Name: P. Sean Giblin
                                                  Title: Authorized Signatory

                                             ALLSTATE LIFE INSURANCE COMPANY OF
                                              NEW YORK

                                             By:  -----------------------------
                                                  Name: David L. Kocourek
                                                  Title: Authorized Signatory

                                             By:  -----------------------------
                                                  Name: Michael Moran
                                                  Title: Authorized Signatory

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